UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-21765

Macquarie Global Infrastructure Total Return Fund Inc.

(Exact name of registrant as specified in charter)

125 West 55th Street, New York, NY 10019

(Address of principal executive offices) (Zip code)

JoEllen L. Legg

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 623-2577

Date of fiscal year end: November 30

Date of reporting period: June 1, 2014 – August 31, 2014

Item 1.   Schedule of Investments.

Macquarie Global Infrastructure Total Return Fund

Schedule of Investments

AUGUST 31, 2014 (unaudited)

(Expressed in U.S. Dollars)

Description	Shares	Value $
COMMON STOCKS - 124.66%
Australia - 8.26%
DUET Group	1,863,229	$4,246,001
Transurban Group(1)	3,470,111	26,121,764
		30,367,765

Brazil - 2.01%
EDP Energias do Brasil SA(1)	498,700	2,528,588
Prumo Logistica SA(1)(2)	10,330,195	4,845,524
		7,374,112

Canada - 12.25%
Enbridge, Inc.	486,175	24,248,386
TransCanada Corp.(1)	387,403	20,818,502
		45,066,888

China - 8.49%
Beijing Enterprises Holdings, Ltd.(1)	272,000	2,344,450
China Merchants Holdings International Co., Ltd.	4,994,755	16,563,145
COSCO Pacific, Ltd.	3,347,433	4,690,695
Hopewell Highway Infrastructure, Ltd.	6,992,000	3,500,488
Huadian Fuxin Energy Corp., Ltd.	6,974,000	4,121,383
		31,220,161

France - 13.44%
Electricite de France SA	190,255	6,185,925
GDF Suez	747,169	18,402,863
Groupe Eurotunnel SA	1,357,253	17,462,777
Vinci SA	113,322	7,407,786
		49,459,351

Germany - 5.96%
Fraport AG Frankfurt Airport Services Worldwide	185,371	12,568,186
Hamburger Hafen und Logistik AG(3)	387,432	9,369,414
		21,937,600

Italy - 4.94%
Atlantia SpA(1)	716,434	18,187,140

Japan - 3.50%
East Japan Railway Co.	73,800	5,733,340
Tokyo Gas Co., Ltd.(1)	1,260,473	7,158,571
		12,891,911

Luxembourg - 1.26%
Intelsat SA(2)	264,594	4,640,979

Netherlands - 1.80%
Koninklijke Vopak NV(1)	129,162	6,622,213

Singapore - 3.00%
Hutchison Port Holdings Trust(1)	15,330,000	11,037,600

Description	Shares	Value $
Spain - 2.69%
Abertis Infraestructuras SA(1)	354,211	$7,451,342
EDP Renovaveis SA	340,000	2,459,333
		9,910,675

Switzerland - 3.55%
Flughafen Zuerich AG(1)	19,995	13,067,916

United Kingdom - 10.92%
Centrica Plc(1)	2,075,644	11,006,054
National Grid Plc	1,097,430	16,378,736
SSE Plc(1)	506,872	12,773,619
		40,158,409

United States - 42.59%
American Electric Power Co., Inc.(1)	187,800	10,084,860
American Tower Corp.(1)	55,500	5,472,300
American Water Works Co., Inc.(1)	172,900	8,750,469
CMS Energy Corp.(1)	159,900	4,883,346
Consolidated Edison, Inc.(1)	84,100	4,868,549
Corrections Corp. of America(1)	273,857	9,760,263
Crown Castle International Corp.(1)	185,790	14,772,163
Duke Energy Corp.(1)	152,000	11,246,480
Edison International	87,400	5,168,836
ITC Holdings Corp.(1)	267,060	9,974,691
Kinder Morgan, Inc.(1)	178,600	7,190,436
NiSource, Inc.	257,700	10,222,959
PG&E Corp.(1)	160,200	7,446,096
Sempra Energy(1)	231,400	24,521,458
Spectra Energy Corp.(1)	170,500	7,103,030
The Williams Cos., Inc.(1)	255,900	15,210,696
		156,676,632

Total Common Stocks		458,619,352
(Cost $429,876,842)

MASTER LIMITED PARTNERSHIPS - 6.77%
United States - 6.77%
Buckeye Partners LP(1)	60,200	4,755,800
Energy Transfer Equity LP(1)	85,340	5,175,871
Enterprise Products Partners LP(1)	192,356	7,815,424
Magellan Midstream Partners LP(1)	85,134	7,145,297
		24,892,392

Total Master Limited Partnerships		24,892,392
(Cost $13,678,008)

Total Investments - 131.43%		483,511,744
(Excluding investments purchased with cash collateral from securities loaned)
(Cost $443,554,850)

INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED - 0.21%
Invesco Short-Term Investments Trust, Treasury Portfolio, Institutional Class, 0.01% 7-Day Yield(4)	772,500	772,500

Description	Value $
Total Investments Purchased With Cash Collateral From Securities Loaned	772,500
(Cost $772,500)

Total Investments - 131.64%	$484,284,244
(Cost $444,327,350)

Other Assets in Excess of Liabilities- 4.02%	14,770,027

Leverage Facility - (35.66)%(5)	(131,170,526)

Total Net Assets - 100.00%	$367,883,745

(1)	All or a portion of the security is available to serve as collateral on the outstanding leverage. The aggregate market value of the collateralized securities totals $308,601,810 as of August 31, 2014.
(2)	Non-Income Producing Security.
(3)	All or a portion of the security is on loan as of August 31, 2014.
(4)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. (Note 5)
(5)	Leverage facility expressed as a percentage of net assets. However, leverage limitations are calculated based on Total Assets as defined in the Fund’s Prospectus. (Note 4)

Common Abbreviations:

AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
Co.	Company.
Corp.	Corporation.
HKD	Hong Kong Dollars.
Inc.	Incorporated.
LP	Limited Partnership.
Ltd.	Limited.
NV	Naamloze Vennootchap is the Dutch term for a public limited liability corporation.
Plc	Public Limited Company.
SA	Generally designates corporations in various countries, mostly those employing the civil law.
SpA	Societeta’ Per Azioni is an Italian shared company.

See Notes to Quarterly Schedule of Investments.

NOTES TO QUARTERLY SCHEDULE OF INVESTMENTS

August 31, 2014 (unaudited)

1. Portfolio Valuation: The net asset value (“NAV”) of the shares of common stock of the Macquarie Global Infrastructure Total Return Fund Inc. (the “Fund”) will be computed based upon the value of the securities and other assets and liabilities held by the Fund. The NAV is determined as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for trading. U.S. debt securities and non-U.S. securities will normally be priced using data reflecting the earlier closing of the principal markets for those securities (subject to the fair value policies described below).

Readily marketable portfolio securities listed on any U.S. exchange other than the NASDAQ National Market are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined, or if no sale price, at the mean of the most recent bid and asked prices on such day. Securities admitted to trade on the NASDAQ National Market are valued at the NASDAQ official closing price as determined by NASDAQ. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. U.S. equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ National Market, are valued at the closing bid prices.

Non-U.S. exchange-listed securities will generally be valued using information provided by an independent third party pricing service. The official non-U.S. security price is determined using the last sale price at the official close of the security’s respective non-U.S. market, which is usually different from the close of the NYSE. Occasionally, events affecting the value of such securities may occur between such times and the close of NYSE that will not always be reflected in the computation of the value of such securities. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to the procedures adopted by the Fund’s Board of Directors. Although there are observable inputs assigned on security level, prices are derived from factors using Interactive Data Corporation’s (“IDC”) Fair Value Information Service (“FVIS”) model. For this reason, significant events will cause movements between Level 1 and Level 2 (see detailed description of inputs and levels on the next page). Non-U.S. securities, currencies and other assets denominated in non-U.S. currencies are translated into U.S. Dollars at the exchange rate of such currencies against the U.S. Dollar as provided by a pricing service. When price quotes are not available, fair market value may be based on prices of comparable securities in accordance with the Fund’s valuation policy.

Forward currency exchange contracts are valued by calculating the mean between the last bid and asked quotation supplied to a pricing service by certain independent dealers in such contracts. Non-U.S. traded forward currency contracts are valued using the same method as the U.S. traded contracts. Exchange traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets & Liabilities, as applicable. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contract or if the value of the currencies changes unfavorably to the U.S. Dollar.

In the event that the pricing service cannot or does not provide a valuation for a particular security, or such valuation is deemed unreliable, especially with unlisted securities or instruments, fair value is determined by the Valuation Committee. Except as otherwise designated by the Board of Directors, the Valuation Committee shall be comprised of at least five members designated by the Fund or Macquarie Capital Investment Management LLC (“MCIM”), each of whom are officers of the Fund, representatives of MCIM and/or representatives of ALPS Fund Services, Inc. A quorum of the Valuation Committee will consist of a minimum of three voting members, provided that the members present include at least one of the following: the Portfolio Manager, the Chief Financial Officer (or appropriate designee) or the Trader. The Chief Compliance Officer (or appropriate designee) must be in attendance, but shall be non-voting. In fair valuing the Fund’s investments, the Valuation Committee will consider the Securities and Exchange Commission (the “SEC”) pronouncements on valuations, including Accounting Series Release No. 118, to the extent relevant.

A variety of factors may be considered when determining the fair value of such securities, including, but not limited to the following:

•	the type of security
•	the size of the holding
•	the cost of the holding
•	the financial statements of the issuer
•	the fundamental business data relating to the issuer
•	an evaluation of the forces that influence the market in which these securities are purchased or sold
•	transactions in comparable securities
•	price quotes from dealers and/or pricing services
•	information obtained from contacting the issuer, analysts or appropriate stock exchange
•	the existence of merger proposals or tender offers that might affect the value of the security

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing Management’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The Fund evaluates transfers into or out of Level 1, Level 2 and Level 3 as of the end of the reporting period. There were no transfers during the period.

Changes in valuation techniques may result in transfers between the levels during the reporting period. The Fund recognizes transfers between the levels as of the end of each reporting period. In accordance with procedures established by, and under the general supervision of the Fund’s Board of Directors, certain equity securities listed or traded on foreign security exchanges in the Fund’s portfolio may include a fair valuation adjustment factor applied to their equity prices as of the end of the period and may be categorized as Level 2. Application of fair valuation adjustment factors was not deemed necessary at the end of the current reporting period and as such, equity securities listed or traded on foreign security exchanges were categorized as Level 1.

There were no Level 3 securities as of August 31, 2014. Thus, a reconciliation of assets in which significant unobservable inputs were used (Level 3) is not applicable for the Fund.

The following is a summary of the inputs used as of August 31, 2014 in valuing the Fund’s investments carried at value:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$458,619,352	$–	$–	$458,619,352
Master Limited Partnerships	24,892,392	–	–	24,892,392
Investments Purchased With Cash Collateral From Securities Loaned	772,500	–	–	772,500
Total	$484,284,244	$–	$–	$484,284,244

*	For detailed country descriptions, see accompanying Schedule of Investments.

2. Foreign Currency Translation: The accounting records of the Fund are maintained in U.S. Dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. Dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. Dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of securities sold during the year. The Fund may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

The Fund has elements of risk, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment.

3. Securities Transactions and Investment Income: Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from securities transactions are determined on the basis of identified cost for both financial reporting and income tax purposes.

4. Leverage: On October 13, 2009, the Fund entered into a Committed Facility Agreement with BNP Paribas Prime Brokerage International Ltd. (the “BNP Paribas Facility” or “Agreement”), which provides a credit facility to be used as leverage for the Fund. The BNP Paribas Facility provides for secured, committed lines of credit where selected Fund assets are pledged against advances made to the Fund. Under the 1940 Act, the Fund, after any such borrowings, must have “asset coverage” of at least 300% (33 1/3% of the Fund’s Total Assets after borrowings). At August 31, 2014 the Fund maintained an asset coverage of 380% and the market value of the securities pledged as collateral for the BNP Paribas Facility totaled $308,601,810.

On December 10, 2013, the Agreement was amended to increase the Euro Maximum Commitment Financing (“MCF”) to €30,000,000 from €20,000,000. The U.S. Dollar MCF remained at $100,000,000. The Fund pays 70 bps per annum above 3-month LIBOR for the U.S. Dollar line and 70 bps above the 3-month EURIBOR for the Euro line. The Fund pays a commitment fee of 50 bps on the undrawn MCF.

The Agreement was further amended on July 23, 2014 to increase the U.S. Dollar MCF to $120,000,000 and the Euro MCF to €40,000,000 as well to allow for fixed rate borrowing; $60,000,000 of the U.S. Dollar line was fixed at a rate of 2.453% for a five year period. Under the amended Agreement, the Fund may reduce the MCF by a total aggregate amount of up to $20,000,000 upon one business day’s prior notice (no more than one time per calendar month) following the ramp up period. The fund paid an arrangement fee of 25 bps on the fixed rate borrowing. The commitment fee of 50 bps on the undrawn MCF remains unchanged.

As of August 31, 2014, the Fund had $90,000,000 and €30,000,000 in leverage outstanding under the BNP Paribas Facility, the accrued interest on the outstanding borrowing by the Fund was $23,259. For the nine months ended August 31, 2014 the daily average amounts outstanding under the BNP Paribas Facility were $89,759,259 with an average rate on the borrowing of 0.93% for the U.S. Dollar line and €26,872,727 with the average rate on borrowing of 0.97% for the Euro line. The unused amounts under the BNP Paribas Facility were $30,000,000 for the U.S. Dollar line, and €10,000,000 for the Euro line, at August 31, 2014. The loan payable is carried at cost, and adjusted for foreign currency translation daily on the Euro line.

5. Lending of Portfolio Securities: The Fund from time to time may lend portfolio securities to broker-dealers and banks. The loans are secured by collateral in the form of cash that is equal to at least 102% of the fair value of the U.S. securities, and at least 105% of the fair value of the non-U.S. securities loaned plus accrued interest, if any. The collateral must have a market value at least equal to 100% of the market value of the loaned securities at all times during the duration of the loan. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand, and loans are subject to termination by the lending Fund or the borrower at any time. While the lending Fund does not have the right to vote securities on loan, it intends, to the extent practicable, to terminate the loan and regain the right to vote if the matter to be voted upon is considered significant with respect to the investment. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due, which could result in losses to the Fund. The Fund receives cash collateral which is invested in the Invesco Short-Term Investments Trust Treasury Portfolio. This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lending Fund. The Fund bears the risk of any income or gains and losses from investing and reinvesting cash pledged as collateral. During the time portfolio securities are on loan, the borrower pays the lending Fund the economic equivalent of any dividends or interest paid on such securities. In the event the borrower defaults on its obligation to the lending Fund, the lending Fund could experience delays in recovering its securities and possible capital losses. As of August 31, 2014, the Fund had securities on loan valued at $735,588 and received cash collateral with a value of $772,500.

6. Income Tax: As of August 31, 2014, net unrealized appreciation/depreciation of investments based on federal tax costs were as follows:

Gross appreciation on investments (excess of value over tax cost)	$74,860,424
Gross depreciation on investments (excess of tax cost over value)	(32,220,323)
Net unrealized appreciation	$42,640,101
Total cost for federal income tax purposes	$441,644,143

Item 2.   Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.   Exhibits.

Separate certifications for the registrant’s principal executive officer and principal financial officer, as required by Section 302 of The Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Macquarie Global Infrastructure Total Return Fund Inc.

By:	/s/ Brad Frishberg
Brad Frishberg
Chief Executive Officer/Principal Executive Officer

Date:	October 21, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brad Frishberg
Brad Frishberg
President, Chief Executive Officer/Principal Executive Officer

Date:	October 21, 2014

By:	/s/ Meredith Meyer
Meredith Meyer
Treasurer, Chief Financial Officer/Principal Financial Officer

Date:	October 21, 2014